                                                                   EXHIBIT A(10)


THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA

--------------------------------------------------------------------------------

LIFE

INSURANCE

APPLICATION

Part II



VENVUL.APP                                                               PART II

                                                       116 Huntington Avenue
                                                       Boston, MA 02116
                                                       Phone No.  (617)-266-6008
                                                                  (800)-224-3687
                                                       Fax No.    (617)-375-5723
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FEDERAL FAIR CREDIT REPORTING ACT NOTICE
================================================================================

Thank you for applying for Life Insurance with The Manufacturers Life Insurance Company of North America. As required by the Federal Fair Credit Act, we wish to advise that in connection with the insurance applied for, an investigative consumer report may be requested by the Company with respect to any person proposed for insurance. Such a report may contain information as to character, general reputation, personal characteristics and mode of living except as may be related directly or indirectly to such person's sexual orientation, or the person proposed for insurance, and is customarily obtained through personal interviews with neighbors, friends, or associates, or the subject of the report. We will furnish the nature of the report to you if you send us a written request for it.


NOTICE TO PROPOSED INSURED ON EXCHANGE OF INFORMATION
================================================================================

Information regarding your insurability will be treated as confidential. The Manufacturers Life Insurance Company of North America or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Medical Information Bureau member for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Medical Information Bureau, upon request, will supply such company with the information in its file. Upon receipt or a request from you, the Medical Information Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information the Medical Information Bureau's file, you may contact the Medical Information Bureau and seek a correction. The address of the Medical Information Bureau's information office is: Post Office Box 105, Essex Station, Boston MA 02112 Telephone (617)-426-3660

Subject to our authorization, The Manufacturers Life Insurance Company of North America or its reinsurers may also release information in their file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.



UNDERWRITING DEPARTMENT
The Manufacturers Life Insurance Company of North America




       REPRESENTATIVE MUST detach this page and give to Proposed Insured.



VENVUL.APP                                                               PART II

                      LIFE INSURANCE APPLICATION - PART II
--------------------------------------------------------------------------------

1. PROPOSED INSURED INFORMATION

   Name
            --------------------------------------------------------------------
            First                      Middle                      Last


  Business
            --------------------------------------------------------------------
            Company


            --------------------------------------------------------------------
            Street


            --------------------------------------------------------------------
            City                       State                       Zip


   PROPOSED SECOND INSURED - Complete if applicable

   Name
            --------------------------------------------------------------------
            First                      Middle                      Last


   Business
            --------------------------------------------------------------------
            Company


            --------------------------------------------------------------------
            Street


            --------------------------------------------------------------------
            City                       State                       Zip




   CONTRACT NOTICE -  Proposed Insured at:

            [ ] Residence [ ] Business [ ] Other (please indicate address below)

    Address
            --------------------------------------------------------------------
            Street


            --------------------------------------------------------------------
            City                       State                       Zip

VENVUL.APP                                                               PART II

2. EXISTING INSURANCE

Life Insurance in force (if none, please state)



LIFE I         Company    Type     Year of Issue    Life Amount     ADB Amount
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------


LIFE II        Company    Type     Year of Issue    Life Amount     ADB Amount
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------



                                                                     Proposed
                                                    Proposed      Joint Insured
                                                     Insured     (if applicable)
                                                   -----------------------------

3.  Has Proposed Insured(s) been convicted in        YES     NO     YES     NO
    the past 2 years of: driving under the        |-----|        |-----|
    influence of alcohol or drugs; or two or      |-----|-------||-----|-------|
    more moving violations? If "YES", complete    |             ||             |
    supplemental form.                            |-------------||-------------|


4.  a. Drivers license number:                     ------------    ------------

    b. State:                                      ------------    ------------


5.  Have you in the past 2 years participated in     YES     NO     YES     NO
    or intend to participate in: any flights as   |-----|        |-----|
    a trainee, pilot or crew member, underwater   |-----|-------||-----|-------|
    sports (SCUBA diving, skin diving,            |             ||             |
    snorkeling); sky sports (skydiving,           |-------------||-------------|
    hanggliding, parachuting, ballooning); motor racing (auto, motorcycle, motorboat)? If
    "YES", complete supplemental form.


6.  Do you intend to travel or reside outside of     YES     NO     YES     NO
    the United States? If "YES", give details in  |-----|        |-----|
    Remarks.                                      |-----|-------||-----|-------|
                                                  |             ||             |
                                                  |-------------||-------------|


7.  Height:                                        ft.___ in.___  ft.___ in.___


8.  a.  Weight:                                    lbs._________  lbs._________

VENVUL.APP                                                               PART II

    b.  Any weight change in the past year?          YES     NO     YES     NO
                                                  |-----|        |-----|
                                                  |-----|-------||-----|-------|
                                                  |             ||             |
                                                  |-------------||-------------|

    If "YES":                                      lbs._________  lbs._________
                                                    Gain   Loss    Gain   Loss
                                                    [  ]   [  ]    [  ]   [  ]


9.  Have you ever been treated or had any known      YES     NO     YES     NO
    indication of: frequent fatigue; loss or      |-----|        |-----|
    appetite; frequent night sweats; chronic      |-----|-------||-----|-------|
    diarrhea; enlarged lymph nodes; unexplained   |             ||             |
    infectious skin lesions?                      |-------------||-------------|




10. Have you ever:

    a.  received treatment, advice or                YES     NO     YES     NO
        counselling from a physician, other       |-----|        |-----|
        practitioner or an organization for       |-----|-------||-----|-------|
        an alcohol problem?                       |             ||             |
                                                  |-------------||-------------|



    b.  used cocaine or other drugs except as        YES     NO     YES     NO
        prescribed by a physician or licensed     |-----|        |-----|
        practitioner?                             |-----|-------||-----|-------|
                                                  |             ||             |
                                                  |-------------||-------------|


                                                                    Proposed
                                                    Proposed      Joint Insured
                                                     Insured     (if applicable)
                                                   -----------------------------

11. Have you ever been treated for or diagnosed as having:

    a   Cancer; tumor; or diabetes?                  YES     NO     YES     NO
                                                  |-----|        |-----|
                                                  |-----|-------||-----|-------|
                                                  |             ||             |
                                                  |-------------||-------------|


    b   High blood pressure; stroke; or disease      YES     NO     YES     NO
        or disorder of heart, blood or            |-----|        |-----|
        circulatory system?                       |-----|-------||-----|-------|
                                                  |             ||             |
                                                  |-------------||-------------|


    c   Any mental or nervous disorder;              YES     NO     YES     NO
        epilepsy; any muscular or skeletal        |-----|        |-----|
        disorder; or any paralysis or             |-----|-------||-----|-------|
        deformity?                                |             ||             |
                                                  |-------------||-------------|


    d   Disease or disorder of: kidneys; lungs;      YES     NO     YES     NO
        stomach; liver; digestive system; or      |-----|        |-----|
        urinary system?                           |-----|-------||-----|-------|
                                                  |             ||             |
                                                  |-------------||-------------|

    e   Any disorder of the eyes, ears, nose or      YES     NO     YES     NO
        throat?                                   |-----|        |-----|
                                                  |-----|-------||-----|-------|
                                                  |             ||             |
                                                  |-------------||-------------|



VENVUL.APP                                                               PART II

12. Are you now receiving treatment or               YES     NO     YES     NO
    medication?                                   |-----|        |-----|
                                                  |-----|-------||-----|-------|
                                                  |             ||             |
                                                  |-------------||-------------|



13. Other than above, have you within the past       YES     NO     YES     NO
    5 years; had a checkup or consultation; been  |-----|        |-----|
    a patient in a medical facility; or been      |-----|-------||-----|-------|
    advised to have to have any diagnostic        |             ||             |
    test, hospitalization or surgery?             |-------------||-------------|


14. Family History

                      Age if Living      State of Health or Cause of Death       Age at Death
---------------------------------------------------------------------------------------------
Father




---------------------------------------------------------------------------------------------
Mother




---------------------------------------------------------------------------------------------
Brothers & Sisters
No. Living ___

No. Dead ___



---------------------------------------------------------------------------------------------


15. Give details to each yes answer to questions 7 through 13 below:

    LIFE I:
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Detail and severity of condition, specific      Physician/Health
Question Number       Onset (Mo/Yr)        Recov. (Mo/Yr)           diagnosis, medication/treatment           Facility Address
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

VENVUL.APP                                                               PART II

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


    LIFE II:
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Detail and severity of condition, specific      Physician/Health
Question Number       Onset (Mo/Yr)        Recov. (Mo/Yr)           diagnosis, medication/treatment           Facility Address
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

To the best of my knowledge and belief, the answers recorded are true and complete.

Signed at:                                  Date:
           ------------------------                --------------------------
                  city/state                             Month/date/year



Agent/Broker:
                  --------------------------------------------------------------


Proposed Insured
                  --------------------------------------------------------------


Joint Insured
                  --------------------------------------------------------------
(if applicable)

Personal History
Interviewer
                  --------------------------------------------------------------


VENVUL.APP                                                               PART II